

Arch Coal, Inc.

SalomonSmithBarney

Global Industrial Manufacturing Conference

March 12, 2003

Forward-looking information

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Arch Coal, Inc. at the time this presentation was made. Although Arch Coal believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed from time to time in the company's periodic and other reports filed with the Securities and Exchange Commission.

Arch Coal in brief

- Second largest U.S. coal producer
- Produces 10% of U.S. coal supply
- Fuel source for 6% of domestic electricity
- Reserves total 3.0 billion tons
- Production is 100% low sulfur (85% compliance)
- Headquarters in St. Louis
- Listed on NYSE ("ACI")

Arch is a leading producer in all three major U.S. low-sulfur coal basins


Tons in millions
Powder River Basin
Arch sales: 67.2
Central Appalachia
Arch sales: 32.1
Western Bituminous
Arch sales: 20.4*
* Includes CFC at 100%

Arch has a large and geographically diverse base of low-sulfur reserves


Total (excluding NRP) = 3.0 billion tons
MM tons
1600
1400
1200
1000
800
600
400
200
0
PRB
West. Bit.
Illinois
CAPP
Compliance
Low Sulfur
High Sulfur

Arch is the only company with a leading position in the largest and fastest growing U.S. supply basin ...


SPRB annual production, in millions of tons
120
100
80
60
40
20
0
Peabody
Kennecott
Arch
Vulcan
RAG

- SPRB has a 33% share and 6% annual growth rate since 1989
- Arch's 70 mm ton production capacity is all 8800 Btu
- Arch's idle Coal Creek mine should possess some of the best ratios in 8400 market when it returns to operation

… as well as a leading position in the second largest and most highly supply-constrained basin


CAPP annual production, in millions of tons
50
40
30
20
10
0
Massey
Arch
Horizon
Consol
James River

- CAPP has a 23% share and is only source of low-sulfur coal in East
- Arch is one of two companies with extensive, low-cost reserves
- Dal-Tex may represent lowest-cost untapped reserves in region

In fact, Arch is the most productive operator in both of these key basins ...

SPRB, Tier 1


425
400
375
350
325
300
275
250
Arch
Peabody
Vulcan
Kennecott

CAPP


50
45
40
35
30
25
20
Arch
Massey
Horizon
Consol
Average

In tons per employee-shift, 12-month rolling average, 4Q01-3Q02

Source: Platts Global Energy

Arch is focused on leading the industry in environmental performance …


SMCRA Violations
120
100
80
60
40
20
0
36
47
8
167
5
16
46
75
10
19
13
46
51
82
67
298
Surface
Underground
Prep Plant
Totals
Arch
Peabody
CONSOL
Massey

Source: State-by-state reports, Jan.-Dec. 2002. Totals do not reflect any NOV's that may have been vacated during an appeals process.

… and operating the industry's safest mines

(Injuries per 200,000 employee-hours worked)

2001

Arch Coal	**2.28**
Peabody	2.99
CONSOL	3.43

2002 (9 mos.)

Arch Coal	**2.59**
CONSOL	3.29
Peabody	3.98

Source: MSHA Coal Controlling Report.

Arch's leverage to improving coal prices is dramatic


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
Committed/Priced
Committed/Unpriced
Uncommitted

Based on approx. 120 mm tons of production each year, including 100% of CFC

Theoretical sensitivity to coal prices

Arch Coal's sensitivity to $1 improvement in per-ton realization
(which averaged $13.81 during 2002)

	(in millions)
At 110 million tons of production, revenues increase …	$110.0
Sales sensitive costs average 25%, so subtract …	27.5
Total pro forma increase to EBIT line equals …	$ 82.5
Income tax (assuming AMT rates) averages 24% …	19.8
Holding all else equal, delta in net income would be …	$ 62.7

Theoretical sensitivity of EPS (at 52.3 mm S/O) equals $1.20

Arch's balance sheet is the strongest it's been in five years

Total Debt



$1,500
$1,200
$900
$600
$300
$0
$1,370
$1,181
$1,151
$774
$747
$675
1998
1999
2000
2001
2002
Feb. 2003
Pro forma

Total Debt/Total Capitalization



100%
80%
60%
40%
20%
0%
68.9%
83.0%
84.0%
57.6%
58.3%
50.0%
1998
1999
2000
2001
2002
Feb. 2003
Pro forma

Since beginning of 1999, Arch has …

- Paid down nearly $700 million in debt
- Reduced debt as a percentage of total capitalization to 50%
- Improved credit ratings to Ba1/BB+

Creation of NRP continues to create significant value

NRP stock has climbed steadily since IPO



25
23
21
19
17
15
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03

- Contributed reserves valued at $84.9 mm on balance sheet
- Sold 1.9 million units through IPO, raising $33.6 mm for debt reduction
- Retained 7.7 mm units, now valued at more than $180 mm
- Arch also holds 42.25% of general partnership interest

Dal-Tex represents best idle, low-sulfur reserve in the eastern U.S. ...

- Jan. 29 appellate court decision removes obstacle to reopening
  - ✓ Ruled that Haden decision was overly broad
  - ✓ Ruled that valley fills were not inconsistent with Clean Water Act
- Still must complete EIS and conform to consent decree
- Best surface reserve left in the East, with high potential longwall reserve as well
- Still evaluating best way to develop
  - ✓ Potential for 6 million ton per year surface mine ...
  - ✓ ... and 4 million ton per year longwall operation
- Capital costs will be significant, but returns should be too
- Won't move forward without attractive, baseload contracts

... while Coal Creek may be the best idle property in the western United States


Active Mine
Idle Mine
Potential Closure
Development Site
Railroad
BNSF
NPRB Non Compliance
NPRB Compliance
Westmoreland/Absaloka
Peabody/Big Sky
Kennecott/Spring Creek
Consel/CX Ranch
MONTANA
WYOMING
NPRB
NORTHERN SINGLE RAIL MINES
Vulcan/Buckskin
Peabody/Rawhide
RAG/Eagle Butte
Kennecott/Ft. Union
Black Hills/Wyodak
Tier 3
Northern Point of Joint Rail Service
NORTHERN SINGLE RAIL MINES
CENTRAL JOINT RAIL MINES
Peabody/Caballo
Tier 2
Kennecott/Cordero Rojo
Arch/Coal Creek
Coal Creek
CENTRAL JOINT RAIL MINES
SOUTHERN JOINT RAIL MINES
Tier 1
UP/BNSF
Kennecott/Jacobs Ranch
Arch/Black Thunder
Vulcan/N. Rochelle
Peabody/Rochelle-N. Antelope
Kennecott/Antelope
PacifiCorp/Johnston
Powder River Basin

- Idle since 2000, and limited production prior to that point
- Reserves totaling 233 million tons in Tier 2 of SPRB
- Capital needs of $40 mm to $60 mm, which would add 15-18 mm tons of production
- Won't act until market needs the coal

Structural changes for sector

- Nuclear plants are running full out
  - ✓ Coal's primary competition for baseload generation for 20 years
  - ✓ Nukes have captured significant demand in recent years
- Coal production in eastern U.S. is declining rapidly
  - ✓ Decline is almost certain to continue, even at higher prices
- Limitations of U.S. gas reserves are increasingly apparent
  - ✓ Accelerating decline curves and maturing gas fields
  - ✓ Most promising reserves in restricted areas
  - ✓ Few analysts expect long-run prices below $3.50/mm Btu
- Utility stockpile management practices are in transition
  - ✓ Eliminates historical overhang
  - ✓ Increases volatility
  - ✓ Increases leverage of fuel suppliers during demand spikes

EIA has unrealistic expectations for gas


MMMWh
6,000
5,000
4,000
3,000
2,000
1,000
-
Hydro/Renew
Nuclear
Natural Gas
Oil
Coal
1949
1952
1955
1958
1961
1964
1967
1970
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009
2012
2015
2018
2021
2024

Future gas supplies very much in question

- Gas in storage likely to hit record lows by end of March
  - ✓ Experts seriously doubt levels can be rebuilt by next winter
- Burlington Resources recently cautioned that North American supply may shake out at 20 trillion cubic feet (vs. 22 tcf in 2002)
  - ✓ EIA is counting on North American supply to *grow* 1.3% per year
- Even modest increases in LNG are probably five years away
  - ✓ Investments so far have been very limited
  - ✓ Serious security issues remain
- At prices above $3/mm Btu, coal-fired plants should dispatch in front of even the newest gas plants
- Questions about the economics of gas contributed to the tabling of some units already 70%-80% completed

Coal's advantage over gas is growing

Gas	Coal ($/mmBtu Delivered) $ 0.75	$ 1.00	$ 1.25	$ 1.50	$ 1.75	$ 2.00	$ 2.25
$ 1.00							
$ 1.50					Gas More Economic		
$ 2.00							
$ 2.50							
$ 3.00		Coal More Economic					
$ 3.50							
$ 4.00							
$ 4.50							
$ 5.00							

PRB*	$ 1.20	$ 5.60	$ 10.00	$ 14.40	$ 18.80	$ 23.20	$ 27.60
CAPP**	$ 10.00	$ 16.00	$ 22.00	$ 28.00	$ 34.00	$ 40.00	$ 46.00

* *Assumes 8800 Btu coal and $12 transportation cost*
** *Assumes 12,500 Btu coal and $8 transportation cost*

Source: Platts Global Energy & ACI

Coal price movements tend to lag gas


250%
200%
150%
100%
50%
0%
-50%
1/1/99
1/1/00
1/1/01
1/1/02
1/1/03
% Chg in NG Price
% Chg in Coal Price (NYMEX Spec)
% Chg in Coal Price (SPRB 8800 Spec)

CAPP production continues to slide



CAPP annual production, in millions of tons
300
280
260
240
220
200
287.5
277.5
263.4
262.6
266.9
248.7
?
1997
1998
1999
2000
2001
2002
2003

- Pittston, Pen Coal, Coastal and Lodestar have exited or are exiting
- Horizon is closing 4-million-ton Marrowbone complex
- James River will shut down two mines totaling 1.2 million tons
- EIA estimates CAPP is down 15% (7 mm tons) through March 1

Dry conditions in Northwest could spell trouble for California



Percent of Average
(through Feb. 2003)
> 150
130 - 150
110 - 129
90 - 109
70 - 89
50 - 69
< 50

Utilities continue to work down stockpiles


Stockpile levels at end of February
175
150
125
100
75
Tons (in millions)
130
137
105
140
117
99
00
01
02
03
Arch projection

Source: EIA & ACI

Key initiatives gaining traction inside Washington beltway

- CAA requires power plants that undertake major modifications to retrofit with latest emissions control technology
  - ✓ Bush Administration seeking to clarify rules
  - ✓ Proposing clear and reasonable definition of "routine maintenance"
  - ✓ Could lead to increased utilization at coal-fired plants
- Clear Skies initiative
  - ✓ Manageable and region-neutral in proposed form
  - ✓ Amending Clean Air Act no small feat
- Integrated Sequestration and Hydrogen Research Initiative
  - ✓ Includes a $1 billion, clean coal demonstration project
  - ✓ One part of broad commitment to clean coal research
- FERC Standard Market Design and transmission reforms could increase grid's efficiency, which is likely to benefit coal

Strategies for value creation

- Build on leading positions in PRB and CAPP
- Maintain and strengthen position as low-cost producer in core operating basins
- Pursue market driven strategy that will contribute to stronger margins
- Improve ROI, earnings and cash generation
- Use free cash flow to pursue profitable growth
  - ✓ Arch has some of the industry's best idle reserves
  - ✓ Consolidation and rationalization could create strategic opportunities